                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1.  PALOGIC VALUE FUND, L.P.

Item                                    Information

Name:                                   Palogic Value Fund, L.P.

Address:                                5310 Harvest Hill Road, Suite 110,
                                        Dallas, TX 75230

Designated Filer:                       Ryan L. Vardeman

Date of Event Requiring                 March 12, 2020
Statement (Month/Day/Year):

Issuer Name and Ticker or               BSQUARE Corporation [BSQR]
Trading Symbol:

Relationship of Reporting               Member of 10% Group
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group               Form filed by More than One Reporting
Filing:                                 Person

Signature:
                                        By:    Palogic Value Management, L.P.
                                               Its:   General Partner

                                        By:    Palogic Capital Management, LLC
                                        Its:   General Partner

                                        By:    /s/ Ryan L. Vardeman
                                               ---------------------------------
                                        Name:  Ryan L. Vardeman
                                        Title: Sole Member
                                        Date:  March 16, 2020

2.  PALOGIC VALUE MANAGEMENT, L.P.

Item                                    Information

Name:                                   Palogic Value Management, L.P.

Address:                                5310 Harvest Hill Road, Suite 110,
                                        Dallas, TX 75230

Designated Filer:                       Ryan L. Vardeman

Date of Event Requiring                 March 12, 2020
Statement (Month/Day/Year):

Issuer Name and Ticker or               BSQUARE Corporation [BSQR]
Trading Symbol:

Relationship of Reporting               Member of 10% Group
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group               Form filed by More than One Reporting
Filing:                                 Person

Signature:

                                        By:    Palogic Capital Management, LLC
                                        Its:   General Partner

                                        By:    /s/ Ryan L. Vardeman
                                               ---------------------------------
                                        Name:  Ryan L. Vardeman
                                        Title: Sole Member
                                        Date:  March 16, 2020

3.  PALOGIC CAPITAL MANAGEMENT, LLC

Item                                    Information

Name:                                   Palogic Capital Management, LLC

Address:                                5310 Harvest Hill Road, Suite 110,
                                        Dallas, TX 75230

Designated Filer:                       Ryan L. Vardeman

Date of Event Requiring                 March 12, 2020
Statement (Month/Day/Year):

Issuer Name and Ticker or               BSQUARE Corporation [BSQR]
Trading Symbol:

Relationship of Reporting               Member of 10% Group
Person(s) to Issuer:

If Amendment, Date Original             Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group               Form filed by More than One Reporting
Filing:                                 Person

Signature:

                                        By:    /s/ Ryan L. Vardeman
                                               ---------------------------------
                                        Name:  Ryan L. Vardeman
                                        Title: Sole Member
                                        Date:  March 16, 2020